Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
     I, Frank T. Sample, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Visicu, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2007 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Visicu, Inc.

Dated: November 13, 2007	By:	/s/ Frank T. Sample
Frank T. Sample
President, Chief Executive Officer and Chairman of the Board of Directors